HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-3573 – PremierSolutions Chicago Public Schools

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Supplement dated October 19, 2017 to your Prospectus

1.                                    FUND CLOSURE

Hartford Capital Appreciation HLS Fund – Class IA

Hartford Dividend and Growth HLS Fund – Class IA

Hartford International Opportunities HLS Fund – Class IA

Hartford Midcap HLS Fund – Class IA

Hartford Stock HLS Fund – Class IA

Hartford Total Return Bond HLS Fund – Class IA

Hartford Ultrashort Bond HLS Fund – Class IA

Effective as of the close of business on December 31, 2017, the above Sub-Accounts are closed to plan sponsors that do not have investments in the above Sub-Accounts. Additional purchases in the Sub-Accounts may be made as follows: (i) purchases by plan sponsors that hold shares in the above Sub-Accounts as of December 31, 2017; (ii) purchases through reinvestment of dividends; and (iii) purchases by certain plan sponsors that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares in the above Sub-Accounts.

2.                                    FUND NAME CHANGE

Calvert Equity Portfolio – Class A

Effective November 6, 2017, the Calvert Equity Portfolio will be re-named the Calvert Equity Fund.

As a result of the change, all references to the Calvert Equity Portfolio in your Prospectus are deleted and replaced with the Calvert Equity Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.